Exhibit 99.1

SILKROAD MEDICAl J.P. Morgan Healthcare Conference January 2024 Image: Donna, TCAR® and CEA patient

Forward Looking Statement Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Silk Road’s own internal estimates and research. While Silk Road believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources and undertakes no obligation to update such information after the date of this presentation. While Silk Road believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1985, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our anticipated 2023 full year revenue, future results of operations and financial position, business strategy, current and prospective markets or products, clinical activities, regulatory approvals, degree of market acceptance, and plans and objectives of management for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions , as well as the use of future dates, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. For Silk Road Medical, such risks and uncertainties include, among others, our final 2023 full year revenue; future operating results and financial performance; risks surrounding our recent CEO transition; our success in retaining and recruiting key personnel; our ability to continue to grow our business and expand the use of TCAR; our ability to obtain an adequate supply of materials and components from our third-party suppliers; product development plans and our ability to commercialize new products in a timely manner; the success of current clinical trials; plans to conduct further clinical trials; our ability to obtain additional indications or new regulatory approvals or clearances for our products; market acceptance and use of our products by physicians; our ability to grow and leverage our commercialization infrastructure; increased competition; the effect of economic conditions and COVID-19 or similar pandemics on our business; government and third-party payer coverage and reimbursement and our ability to obtain and maintain intellectual property protection for our products. More detailed information on these and other factors that could affect our actual results are described in the section entitled Risk Factors in our most recent quarterly report on Form 10-Q filing made with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. SILKROAD MEDICAL

Introducing Chas McKhann 25-year medtech veteran President and CEO, Apollo Endosurgery (NASDAQ: APEN, acquired by Boston Scientific) CCO roles Torax Medical (acquired by JNJ) and Intersect ENT (NASDAQ: XENT, acquired by Medtronic) Commercial leadership roles at Boston Scientific CRM and Cordis – Launched CYPHER, first DES 3 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Introducing Chas McKhann A personal connection: Father founding Chairman of Neurology at Johns Hopkins Brother a neurosurgeon at Columbia 4 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

SILKROAD MEDICAL The Only At-Scale, Full-Capability Carotid Company We are dedicated to preventing stroke and protecting the health of people with carotid artery disease. Dr. Snatic Neurologist and TCAR® patient 5 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Our Leadership Team Lucas Buchanan CFO & COO The Vertical Group, Medtronic, E&Y Andrew Davis CCO Medtronic, 3M, Boston Scientific Bill Whealon EVP, R&D Medtronic, Covidien Dr. Sumaira MacDonald Executive Medical Director International-renowned Carotid KOL, Newcastle University, Freeman Hospital Richard Ruedy EVP, Clinical, Regulatory, & Quality Abbott, Nevro, Cardica, Acta Kevin Klemz EVP, CLO & Corporate Secretary Vyaire, Tornier, ev3 6 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

1 in 3 ischemic strokes are caused by Carotid Artery Disease (CAD) 4.3M People in the U.S. suffer from CAD >430,000 U.S. diagnoses per year 1. Weerd M Stroke 2010; Modus Health Group for 2021, 2. Vascularweb.org; Virani, Salim, et al. “Heart Disease and Stroke Statistics— 2020 Update.” American Heart Association, 3 Mar. 2020. 7 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Stroke caused by carotid artery disease is preventable SILK ROAD’S Transcarotid Artery Revascularization (TCAR) Carotid Endarterectomy (CEA) invasive with risk of surgical complications Transfemoral carotid stenting (CAS) higher risk of stroke than CEA and TCAR; very long learning curve Medical Therapy All patients should get optimized medical therapy, with revascularization indicated for more severe blockages 8 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR: a less invasive alternative to carotid endarterectomy Innovation that improves upon conventional carotid artery stenting Small incision is made above collar bone Blood flow is temporarily reversed to protect from stroke and damage to brain CEA TCAR 9 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR combines surgical principles of neuroprotection and game-changing endovascular technology BENEFIT Safety Profile Less Risk of MI, Cranial Nerve Injury, Risk of Bleeding requiring intervention Efficiencies Less Time in the OR, Shorter Length of Stay, Local Anesthesia used more often in TCAR Patient Experience Smaller scar in less visible location, Less pain, Faster recovery time 10 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Recent publication demonstrates that TCAR offers Best-In-Class outcomes

OPERATIVE NEUROSURGERY

Perioperative Outcomes in Transcarotid Artery Revascularization Versus Carotid Endarterectomy of Stenting Nationwide

Ian A. Ramsey, BS, Joshua D. Burks, MD, Victor M. Lu, MD, PhD, Michael Silva, MD, Ahmed Abdelsalam, MD, Robert M. Starke, MD, MSc, Evan Luther, MD

- National Inpatient Database
- 369,045 procedures from 2015 to 2019

AUTHORS' CONCLUSION:

"TCAR is underutilized relative to other revascularization techniques yet has favorable outcomes compared with CEA and CAS"[1]


Death
Stroke
MI
Death/Stroke
MAE
CEA as Reference
CAS as Reference
0.1
1
10
Odds Ratio (with 95% Confidence Interval)
Favors TCAR
Favors CEA/CAS

Figure 1: *Comparison of TCAR outcomes with those of CEA and CAS using a multivariate logistic regression model, 2015-2019. CAS, carotid artery stenting; CEA, carotid endarterectomy; MAE, major adverse events; MI, myocardial infarction; TCAR, transcarotid artery revascularization*

1. Operative Neurosurgery, September 2023

11 ©2024 Silk Road Medical, Inc.

SILKROAD MEDICAL

“There was a big difference between the first [CEA] and the second procedure [TCAR]… sort of like a relief off me in some way mentally, and physically I felt awesome. “The next morning, I got to go home. And I actually walked out of ICU feeling great. “It was totally different.” —Donna, TCAR Patient 12 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Strong Growth Foundation with significant opportunity ahead ANNUAL Revenue ($ MILLIONS) ONLY ~15% PENETRATED1 $34 $63 $75 $101 $138 $170-174 1. Based on TCAR procedures implied by 2023 revenue guidance relative to ~170k US carotid artery procedures 13 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

60 Days In… Three Key Insights 1. TCAR Works…Consistently 2. Our TCAR Base is Healthy and Growing 3. Our Team is Built to Drive Growth 14 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR Works Consistently >300 TCAR Works Consistently > 75, 000 TCAR Patients Treated1 1. Cumulative number of patients treated as of Silk Road Medical Q3 2023 earnings call (11/8/2023) 15 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR Works Consistently in Nearly 45,000 Patients Studied As Presented in November 20231: Symptomatic Patients Rate of Perioperative Stroke or Death Across n = 11,058 Symptomatic Patients Rate of Perioperative Stroke or Death Across n = 11,058 ACCEPTABLE THRESHOLD*: 4.0% 2.3% Asymptomatic Patients Rate of Perioperative Stroke or Death Across n = 33,862 ACCEPTABLE THRESHOLD*: 2.0% 1.3% 1 2023 VEITH Session 80, New Developments in the treatment of carotid stenosis with mesh covered stents and TCAR (Transcervical Carotid Artery Revascularization), Friday November 17th 2023; 08:47-08:52): TCAR Is Better Than TFCAS And Brachial/Radial Access for CAS. Marc L Schermerhorn MD (presenter), Mahmoud B Malas MD, MHS 16 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR Works Consistently Across Real World Settings

Care Settings[32-37]

- Academic
- Teaching
- Community
- Rural

Experience Levels[24-31]

- Experienced physicians
- New adopters
- Fellows and trainees

Patient Cohorts

- All age brackets, including 80+[1-5]
- Male/Female[4-7]
- Standard Risk/ High Risk[12-23]
- Symptomatic/ Asymptomatic[8-11]

See appendix for references

17
©2024 Silk Road Medical, Inc.

Our TCAR Base is Healthy and Growing +70% Average growth in TCAR utilization from Year 1 to Year 5 following TCAR training 2x Rate at which physicians trained from 2021-2023 are adopting compared to early TCAR adopters +60% Rate at which recent Fellows adopt TCAR compared to other TCAR users 1. Silk Road Medical internal utilization data 18 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

TCAR Base is Supported by a Robust Referral Network

>80% of all carotid procedures (CEA, TCAR, and CAS) are performed by vascular surgeons

>86% of their referring physician relationships have been in place for at least a year

~2/3 of TCAR referrals come from GPs, Internal Medicine, and Critical Care



Other (Neurology, radiology, surgery, etc.)
~23%
~17%
Cardiology
~10%
Critical Care
~55%
General practice / Internal medicine

Source: Internal Silk Road Medical market research and analysis (August 2023)

19
©2024 Silk Road Medical, Inc.
SILKROAD MEDICAL

TCAR Will Lead A Rising Tide in Endovascular CAD Treatment NCD 20.7 Will Expand Endovascular CAD Treatment TANGIBLE TCAR TAILWINDS POTENTIAL TCAR HEADWINDS Emphasis on patient preference and shared decision-making favors TCAR Increased awareness, diagnosis, and treatment of CAD More than 100 new account targets for TCAR Broader CMS coverage allows certain patient populations to receive TF-CAS 20 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Team Built to Drive Growth The Only At-Scale, Full Capability Carotid Company Commercial >200 professionals delivering the best outcomes for patients and driving TCAR adoption Medical Education Industry leading programs for TCAR training, education, therapy awareness, and Fellows Clinical & Regulatory Building an unmatched body of evidence including ROADSTER 3 R&D Comprehensive internal R&D program focused on expanding our leadership in CAD treatment 21 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL

Leading the Way in Stroke Prevention

SILKROAD

MEDICAL

SILKROAD MEDICAL Appendix

References (Slide 17) 1. Ghamraoui AK, Ricotta JJ 2nd. Outcomes of Transcarotid Artery Revascularization (TCAR) in Octogenarians and Older. Ann Vasc Surg. 2020 Oct;68:151-158 2. Dakour-Aridi H, Kashyap VS, Wang GJ, Eldrup-Jorgensen J, Schermerhorn ML, Malas MB. The impact of age on in-hospital outcomes after transcarotid artery revascularization, transfemoral carotid artery stenting, and carotid endarterectomy. J Vasc Surg. 2020 Sep;72(3):931-942.e2 3. Mehta A, Patel PB, Bajakian D, et al. Transcarotid artery revascularization versus carotid endarterectomy and transfemoral stenting in octogenarians. J Vasc Surg. 2021;74(5):1602-1608 4. Mayorga-Carlin M, Shaw P, Ozsvath K, Erben Y, Wang G, Sahoo S, Macdonald S, Kashyap VS, Sorkin JD, Lal BK Transcarotid revascularization outcomes do not differ by patient age or sex. J Vasc Surg. 2022 Jul;76(1):209-219.e2 5. Kibrik P, Stonko DP, Alsheekh A, Holscher C, Zarkowsky D, Abularrage CJ, Hicks CW. Association of carotid revascularization approach with perioperative outcomes based on symptom status and degree of stenosis among octogenarians. J Vasc Surg. 2022 Sep;76(3):769-777.e2 6. Deery SE, Holscher CM, Nejim B, et al. In-hospital and one-year outcomes are similar for women and men following transcarotid artery revascularization in symptomatic and asymptomatic patients. J Vasc Surg. 2022;75(2):572-580.e3. 7. Cui CL, Zarrintan S, Marmor RA, Nichols J, Cajas-Monson L, Malas M. Performance of Carotid Revascularization Procedures as Modified by Sex. Ann Vasc Surg. 2022;81:171-182. 8. Cui CL, Dakour-Aridi H, Eldrup-Jorgensen J, Schermerhorn ML, Siracuse JJ, Malas MB. Effects of timing on in-hospital and one-year outcomes after transcarotid artery revascularization. J Vasc Surg. 2021;73(5):1649-1657 9. Cui CL, Dakour-Aridi H, Lu JJ, Yei KS, Schermerhorn ML, Malas MB. In-Hospital Outcomes of Urgent, Early, or Late Revascularization for Symptomatic Carotid Artery Stenosis. Stroke. 2022;53(1):100-107 10. Rosenfield K, et al. Randomized Trial of Stent versus Surgery for Asymptomatic Carotid Stenosis. N Engl J Med. 2016;374(11):1011-1020. 11. Pineau S, Fajardo A, Saqib NU, Tanaka A, Motaganahalli RL, Keyhani A, Keyhani K, Wang KS. Transcarotid Revascularization Timing and Early Postoperative Outcomes in Symptomatic Patients Vasc Endovascular Surg. 2022 12. Schermerhorn ML, Liang P, Eldrup-Jorgensen J, et al. Association of Transcarotid Artery Revascularization vs Transfemoral Carotid Artery Stenting With Stroke or Death Among Patients With Carotid Artery Stenosis. JAMA. 2019;322(23):2313-2322 13. Schermerhorn ML, Liang P, Dakour-Aridi H, et al. In-hospital outcomes of transcarotid artery revascularization and carotid endarterectomy in the Society for Vascular Surgery Vascular Quality Initiative. J Vasc Surg. 2020;71(1):87-95 14. Malas MB, Dakour-Aridi H, Kashyap VS, et al. TransCarotid Revascularization With Dynamic Flow Reversal Versus Carotid Endarterectomy in the Vascular Quality Initiative Surveillance Project. Ann Surg. 2022;276(2):398-403. 15. Zhang GQ, Bose S, Stonko DP, Abularrage CJ, Zarkowsky DS, Hicks CW. Transcarotid artery revascularization is associated with similar outcomes to carotid endarterectomy regardless of patient risk status J Vasc Surg. 2022 Aug;76(2):474-481 16. Wu H, Wang Z, Li M, et al. Outcomes of transcarotid artery revascularization: A systematic review [published online ahead of print, 2022 Aug 29]. Interv Neuroradiol. 2022 17. Galyfos GC, Tsoutsas I, Konstantopoulos T, et al. Editor's Choice - Early and Late Outcomes after Transcarotid Revascularisation for Internal Carotid Artery Stenosis: A Systematic Review and Meta-Analysis. Eur J Vasc Endovasc Surg. 2021;61(5):725-738. 18. Sagris M, Giannopoulos S, Giannopoulos S, et al. Transcervical carotid artery revascularization: A systematic review and meta-analysis of outcomes. J Vasc Surg. 2021;74(2):657-665. 19. Nana PN, Brotis AG, Spanos KT, Kouvelos GN, Matsagkas MI, Giannoukas AD. A systematic review and meta-analysis of carotid artery stenting using the transcervical approach. Int Angiol. 2020 Oct;39(5):372-380. 20. Naazie IN, Cui CL, Osaghae I, Murad MH, Schermerhorn M, Malas MB. A Systematic Review and Meta-Analysis of Transcarotid Artery Revascularization with Dynamic Flow Reversal Versus Transfemoral Carotid Artery... Ann Vasc Surg. 2020;69:426-436. 21. Liang P, Cronenwett JL, Secemsky EA, Eldrup-Jorgensen J, Malas MB, Wang GJ, Nolan BW, Kashyap VS, Motaganahalli RL, Schermerhorn ML Risk of Stroke, Death, and Myocardial Infarction Following Transcarotid Artery Revascularization vs Carotid Endarterectomy in Patients With Standard Surgical Risk JAMA Neurol. 2023 May 1;80(5):437-444. doi: 10.1001/jamaneurol.2023.0285. 22. Columbo JA, Stone DH, Martinez-Camblor P, Goodney PP, O'Malley AJ. Adoption and Diffusion of Transcarotid Artery Revascularization in Contemporary Practice 2023 Sep;16(9):e012805. doi: 10.1161/CIRCINTERVENTIONS.122.012805. Epub 2023 Sep 19. Circ Cardiovasc Interv 23. Zhang GQ, Bose S, Stonko DP, Abularrage CJ, Zarkowsky DS, Hicks CW. Transcarotid artery revascularization is associated with similar outcomes to carotid endarterectomy regardless of patient risk status J Vasc Surg. 2022 Aug;76(2):474-481 24. King AH, Kumins NH, Foteh MI, Jim J, Apple JM, Kashyap VS. The learning curve of transcarotid artery revascularization. J Vasc Surg. 2019 Aug;70(2):516-521 25. Kashyap VS, King AH, Liang P, et al. Learning Curve for Surgeons Adopting Transcarotid Artery Revascularization Based on the Vascular Quality Initiative-Transcarotid Artery Revascularization Surveillance Project. J Am Coll Surg. 2020;230(1):113-120 26. Lal BK, Jordan W, Kashyap VS, Kwolek CJ, Moore WS, Mukherjee D, Schermerhorn ML. Clinical competence statement of the Society for Vascular Surgery on training and credentialing for transcarotid artery revascularization. J Vasc Surg. 2020 Sep;72(3):779-789 27. Alfawaz AA, Rossi MJ, Kiguchi MM, Vallabhaneni R, Fatima J, Abramowitz SD, Woo EY. Transcarotid Arterial Revascularization Adoption Should not Be Hindered by a Concern for a Long Learning Curve. Ann Vasc Surg 2022 Jan;78:45-51. 28. Lal BK, Mayorga-Carlin M, Kashyap V, Jordan W, Mukherjee D, Cambria R, Moore W, Neville RF, Eckstein HH, Sahoo S, Macdonald S, Sorkin JD. Learning curve and proficiency metrics for transcarotid artery revascularization. J Vasc Surg. 2022 Jun;75(6):1966-1976 29. Husman R, Tanaka A, Saqib NU, Mirza A, George MJ, Keyhani A, Keyhani K, Wang SK. Adverse events are not increased with trainee participation in transcarotid revascularization. Vascular. 2022 Nov 15:17085381221140158. doi: 10.1177/17085381221140158. Online ahead of print 30. Kashyap VS, Schneider PA, Foteh M, Motaganahalli R, Shah R, Eckstein HH, Henao S, LaMuraglia G, Stoner MC, Melton J, Massop D, Hanover T, Titus J, Moore WS, Rodríguez-Carvajal R, Malas MB, Arko FR 3rd, Pierce D, Anain P, Oskin T; ROADSTER 2 Investigators*. Early Outcomes in the ROADSTER 2 Study of Transcarotid Artery Revascularization in Patients With Significant Carotid Artery Disease. Stroke. 2020 Sep;51(9):2620-2629. 31. Kashyap VS, So KL, Schneider PA, Rathore R, Pham T, Motaganahalli RL, Massop DW, Foteh MI, Eckstein HH, Jim J, Leal Lorenzo JI, Melton JG. One-year outcomes after transcarotid artery revascularization (TCAR) in the ROADSTER 2 trial. J Vasc Surg. 2022 Aug;76(2):466-473. 32. Kashyap VS, King AH, Foteh MI, Janko M, Jim J, Motaganahalli RL, Apple JM, Bose S, Kumins NH. A multi-institutional analysis of transcarotid artery revascularization compared to carotid endarterectomy. J Vasc Surg. 2019 Jul;70(1):123-129 14. 33. Zebolsky AL, Chou J, Key P, et al. Safety and efficacy of transcarotid artery revascularization in a community hospital. J Vasc Surg. 2021;74(1):203-208 34. George MJ, Husman R, Dakour-Aridi H, Tanaka A, Madison M, Motaganahalli R, Leckie K, Wang SK. Dual Institutional Experience with Transcarotid Artery Revascularization. Vasc Endovascular Surg. 2023 Jan;57(1):35-40 35. Husman R, Tanaka A, Harlin SA, Martin GH, Saqib NU, Keyhani A, Keyhani K, Wang SK. Results associated with the health system-wide adoption of transcarotid revascularization J Vasc Surg. 2022 Oct;76(4):967-972 36. Columbo JA, Martinez-Camblor P, O'Malley AJ, et al. Association of Adoption of Transcarotid Artery Revascularization With Center-Level Perioperative Outcomes. JAMA Netw Open. 2021;4(2):e2037885 37. Dakour-Aridi H, Vyas PK, Schermerhorn M, Malas M, Eldrup-Jorgensen J, Cronenwett J, Wang G, Kashyap VS, Motaganahalli RL Regional variation in patient selection, practice patterns, and outcomes based on techniques for carotid artery revascularization in the Vascular Quality Initiative J Vasc Surg. 2023 Sep;78(3):687-694.e2. doi: 10.1016/j.jvs.2023.05.029. Epub 2023 May 22. 24 ©2024 Silk Road Medical, Inc. SILKROAD MEDICAL